GE INVESTMENTS FUNDS, INC.

U.S. Equity Fund

S&P 500 Index Fund

Premier Growth Equity Fund

Core Value Equity Fund

Mid-Cap Equity Fund

Small-Cap Equity Fund

International Equity Fund

Income Fund

Total Return Fund

Money Market Fund

Real Estate Securities Fund

Supplement Dated April 8, 2011

To the Prospectus dated May 1, 2010, as supplemented

on June 15, 2010, August 27, 2010, September 14, 2010 and March 23, 2011

At a Special Meeting of Shareholders held on April 1, 2011 (the “Meeting”), the shareholders of each series portfolio of the GE Investments Funds, Inc. listed above (the “Funds”) entitled to vote at the Meeting approved the following changes to the Funds:

1.	To elect Mr. R. Sheldon Johnson and Mr. Matthew J. Simpson as Directors to the Board of Directors of the GE Investments Funds, Inc.

2.	With respect to each Fund, except the Small-Cap Equity Fund, Total Return Fund and Real Estate Securities Fund, to use a “manager of managers” arrangement whereby GE Asset Management Incorporated (“GEAM”), as the Funds’ investment adviser, would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval.

3.	To amend, eliminate or reclassify certain investment policies of certain of the Funds, as applicable, as follows:

A.	For each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund and Total Return Fund, to amend the respective Fund’s fundamental investment policy on senior securities to allow the Fund to issue senior securities to the extent allowed by such Fund’s fundamental investment policy on borrowing or by applicable law;

B.	For the Core Value Equity Fund to amend the Fund’s non-fundamental investment policy on senior securities to allow the Fund to issue senior securities to the extent allowed by the Fund’s fundamental investment policy on borrowing or by applicable law and to reclassify the Fund’s investment policy on senior securities from a non-fundamental investment policy to a fundamental investment policy;

GE Investments Funds, Inc.

Supplement Dated April 8, 2011

C.	For the Core Value Equity Fund to eliminate the Fund’s fundamental investment policy on short selling;

D.	For each Fund, except the Total Return Fund, to amend the respective Fund’s fundamental investment policies on making loans to allow such Fund to lend its assets or money to other persons under certain limited circumstances;

E.	For each Fund, except the Total Return Fund, to amend the respective Fund’s fundamental investment policies on borrowing to allow the Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing;

F.	For each Fund, except the Small-Cap Equity Fund, Total Return Fund and Real Estate Securities Fund, to amend the respective Fund’s fundamental investment policies on diversification to allow the Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations;

G.	For each Fund, except the Total Return Fund and Real Estate Securities Fund, to amend the respective Fund’s fundamental investment policy on concentration of investments to prevent the Fund from making investments that would result in the concentration of such Fund’s assets in securities of issuers in any one industry;

H.	For the Real Estate Securities Fund to adopt a fundamental investment policy on concentration of investments to prevent it from making investments that would result in the concentration of its assets in securities of issuers in any one industry except the real estate industry;

I.	For the Core Value Equity Fund and Small-Cap Equity Fund to amend the respective Fund’s fundamental investment policy on investments in commodities to allow the Fund to invest in commodities to the extent allowed by such Fund’s other investment policies and applicable law;

J.	For each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund and Total Return Fund, to amend the respective Fund’s non-fundamental investment policy on investments in commodities to allow the Fund to invest in commodities to the extent allowed by such Fund’s other investment policies and applicable law and to reclassify of the respective Fund’s investment policy on investments in commodities from a non-fundamental investment policy to a fundamental investment policy;

K.	For each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund and Real Estate Securities Fund, to amend the respective Fund’s fundamental investment policy on illiquid investments to prevent the Fund from investing more than 15% of its net assets in securities or other investments that are not readily marketable and to reclassify the respective Fund’s investment policy on illiquid investments from a fundamental investment policy to a non-fundamental investment policy;

GE Investments Funds, Inc.

Supplement Dated April 8, 2011

L.	For each Fund, except the Core Value Equity Fund, Small-Cap Equity Fund, Total Return Fund and Real Estate Securities Fund, to eliminate the respective Fund’s fundamental investment policy on mortgaging, pledging, and hypothecating investments; and

M.	For each Fund, except the Total Return Fund, to amend the respective Fund’s fundamental investment policy on real estate investments to allow the Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to such Fund’s other investment policies and applicable law.

This Supplement should be retained with your Prospectus for future reference.